Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

Net revenue	$110,527	$103,600	$442,496	$419,733
Operating expenses:
Personnel expense	37,355	33,926	151,990	141,315
Medical supplies expense	27,328	27,299	113,588	111,253
Bad debt expense	13,456	12,692	46,887	39,068
Other operating expenses	26,372	23,317	104,327	90,603
Pre-opening expenses	—	2,223	866	3,563
Depreciation	6,277	6,305	26,895	22,818
Amortization	8	867	32	891
Impairment of goodwill	—	51,500	—	51,500
Impairment of property and equipment	30,211	—	67,776	—
Loss on disposal of property, equipment and other assets	21	87	57	192

Total operating expenses	141,028	158,216	512,418	461,203

Loss from operations	(30,501)	(54,616)	(69,922)	(41,470)
Other income (expenses):
Interest expense	(1,229)	(688)	(4,548)	(3,746)
Loss on early extinguishment of debt	—	—	—	(6,702)
Interest and other income, net	(59)	7	84	217
Loss on note receivable	—	—	(1,507)	—
Equity in net earnings of unconsolidated affiliates	2,198	2,013	9,121	9,057

Total other income (expense), net	910	1,332	3,150	(1,174)

Loss from continuing operations before income taxes	(29,591)	(53,284)	(66,772)	(42,644)
Income tax benefit	(10,317)	(1,263)	(26,316)	(362)

Loss from continuing operations	(19,274)	(52,021)	(40,456)	(42,282)
Income from discontinued operations, net of taxes	4,810	1,061	5,028	9,527

Net loss	(14,464)	(50,960)	(35,428)	(32,755)
Less: Net income attributable to noncontrolling interest	(6,671)	(7,646)	(12,389)	(17,527)

Net loss attributable to MedCath Corporation	$(21,135)	$(58,606)	$(47,817)	$(50,282)

Amounts attributable to MedCath Corporation common stockholders:
Loss from continuing operations, net of taxes	$(25,169)	(53,214)	$(51,402)	$(51,655)
Income (loss) from discontinued operations, net of taxes	4,034	(5,392)	3,585	1,373

Net loss	$(21,135)	$(58,606)	$(47,817)	$(50,282)

(Loss) earnings per share, basic
Loss from continuing operations attributable to MedCath Corporation common stockholders	$(1.26)	$(2.70)	$(2.59)	$(2.62)
Income from discontinued operations attributable to MedCath Corporation common stockholders	0.20	(0.27)	0.18	0.07

Loss per share, basic	$(1.06)	$(2.97)	$(2.41)	$(2.55)

(Loss) earnings per share, diluted
Loss from continuing operations attributable to MedCath Corporation common stockholders	$(1.26)	$(2.70)	$(2.59)	$(2.62)
Income from discontinued operations attributable to MedCath Corporation common stockholders	0.20	(0.27)	0.18	0.07

Loss per share, diluted	$(1.06)	$(2.97)	$(2.41)	$(2.55)

Weighted average number of shares, basic	19,898	19,740	19,842	19,684
Dilutive effect of stock options and restricted stock	—	—	—	—

Weighted average number of shares, diluted	19,898	19,740	19,842	19,684

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	September 30,	September 30,
	2010	2009
	(Unaudited)

Current assets:
Cash and cash equivalents	$34,835	$28,267
Accounts receivable, net	48,540	49,314
Income tax receivable	6,188	—
Medical supplies	13,481	13,001
Deferred income tax assets	13,327	12,161
Prepaid expenses and other current assets	13,583	13,077
Current assets of discontinued operations	38,356	61,045

Total current assets	168,310	176,865
Property and equipment, net	224,082	302,717
Other assets	15,653	24,796
Deferred income tax assets	8,717	—
Non-current assets of discontinued operations	78,330	86,070

Total assets	$495,092	$590,448

Current liabilities:
Accounts payable	$19,267	$26,838
Income tax payable	—	297
Accrued compensation and benefits	18,153	14,314
Other accrued liabilities	18,291	21,750
Current portion of long-term debt and obligations
under capital leases	16,672	21,074
Current liabilities of discontinued operations	28,130	32,358

Total current liabilities	100,513	116,631
Long-term debt	52,500	66,563
Obligations under capital leases	6,500	4,255
Deferred income tax liabilities	—	13,874
Other long-term obligations	5,053	8,533
Long-term liabilities of discontinued operations	35,968	36,062

Total liabilities	200,534	245,918

Commitments and contingencies

Redeemable noncontrolling interest	11,534	7,448

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 22,423,666 issued and 20,469,305 outstanding at September 30, 2010; 22,104,917 issued and 20,150,556 outstanding at September 30, 2009	216	216
Paid-in capital	457,725	455,259
Accumulated deficit	(139,237)	(91,420)
Accumulated other comprehensive loss	(444)	(360)
Treasury stock, at cost; 1,954,361 shares at September 30, 2010 1,954,361 shares at September 30, 2009	(44,797)	(44,797)

Total MedCath Corporation stockholders’ equity	273,463	318,898
Noncontrolling interest	9,561	18,184

Total equity	283,024	337,082

Total liabilities and equity	$495,092	$590,448

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2010	2009	% Change	2010	2009	% Change

Statement of Operations Data:
Net revenue	$110,527	$103,600	6.7%	$442,496	$419,733	5.4%
Adjusted EBITDA (1)	$9,117	$8,166	11.6%	$32,619	$46,734	(30.2)%
Loss from operations	$(30,501)	$(54,616)	44.2%	$(69,922)	$(41,470)	(68.6)%
Loss from continuing operations, net of taxes	$(25,169)	$(53,214)	52.7%	$(51,402)	$(51,655)	0.5%
Loss per share from continuing operations, basic	$(1.26)	$(2.70)	53.3%	$(2.59)	$(2.62)	1.1%
Loss per share from continuing operations, diluted	$(1.26)	$(2.70)	53.3%	$(2.59)	$(2.62)	1.1%

(1)	See Supplemental Financial Disclosure-Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended September 30,					Twelve Months Ended September 30,
				2010					2010
			%	Same	%			%	Same	%
	2010	2009	Change	Facility	Change	2010	2009	Change	Facility	Change

Selected Operating Data(a):
Number of hospitals	6	5		5		6	5		5
Licensed beds(c)	541	471		471		541	471		471
Staffed and available beds(d)	455	385		385		455	385		385
Admissions(e)	5,255	4,917	6.9%	4,775	(2.9)%	21,998	19,931	10.4%	20,330	2.0%
Adjusted admissions(f)	8,140	7,218	12.8%	7,218	0.0%	32,567	28,692	13.5%	29,462	2.7%
Patient days(g)	19,156	18,032	6.2%	17,352	(3.8)%	82,105	75,817	8.3%	75,831	0.0%
Adjusted patient days(h)	29,788	26,481	12.5%	26,324	(0.6)%	121,940	109,281	11.6%	110,262	0.9%
Average length of stay (days)(i)	3.65	3.67	(0.5)%	3.63	(1.1)%	3.73	3.80	(1.8)%	3.73	(1.8)%
Occupancy(j)	45.8%	50.9%		49.0%		49.4%	54.0%		54.0%
Inpatient catheterization procedures(k)	2,431	2,387	1.8%	2,373	(0.6)%	10,219	10,167	0.5%	9,962	(2.0)%
Inpatient surgical procedures(l)	1,241	1,251	(0.8)%	1,127	(9.9)%	5,234	5,064	3.4%	4,895	(3.3)%
Hospital net revenue	$107,375	$98,533	9.0%	$99,619	1.1%	$428,122	$400,170	7.0%	$401,050	0.2%

Combined Operating Data(b):
Number of hospitals	8	7		7		8	7		7
Licensed beds(c)	708	638		638		708	638		638
Staffed and available beds(d)	619	548		549		619	548		549
Admissions(e)	7,816	7,356	6.3%	7,336	(0.3)%	32,360	31,132	3.9%	30,692	(1.4)%
Adjusted admissions(f)	12,350	11,285	9.4%	11,428	1.3%	49,861	46,899	6.3%	46,756	(0.3)%
Patient days(g)	27,243	25,920	5.1%	25,439	(1.9)%	114,989	110,366	4.2%	108,715	(1.5)%
Adjusted patient days(h)	42,974	39,399	9.1%	39,510	0.3%	176,268	164,473	7.2%	164,590	0.1%
Average length of stay (days)(i)	3.49	3.52	(0.9)%	3.47	(1.4)%	3.55	3.55	0.0%	3.54	(0.3)%
Occupancy(j)	47.8%	51.4%		50.4%		50.9%	55.2%		54.3%
Inpatient catheterization procedures(k)	3,031	3,003	0.9%	2,973	(1.0)%	12,925	13,137	(1.6)%	12,668	(3.6)%
Inpatient surgical procedures(l)	1,864	1,826	2.1%	1,750	(4.2)%	7,570	7,456	1.5%	7,231	(3.0)%
Hospital net revenue	$147,424	$137,119	7.5%	$139,668	1.9%	$593,461	$560,848	5.8%	$566,389	1.0%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. Same facility for the three and twelve months ended September 30, 2010 exclude the results of Hualapai Mountain Medical Center.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles the loss from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath Corporation’s consolidated financial statements to Adjusted EBITDA for the three and twelve months ended September 30, 2010 and 2009.

	Three Months Ended		Twelve Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
	(in thousands)		(in thousands)

Loss from continuing operations, net of taxes	$(25,169)	$(53,214)	$(51,402)	$(51,655)
Add:
Income tax benefit	(10,317)	(1,263)	(26,316)	(362)
Net income attributable to noncontrolling interest	5,895	1,193	10,946	9,374
Equity in net earnings of unconsolidated affiliates	(2,198)	(2,013)	(9,121)	(9,057)
Interest and other income, net	59	(7)	(84)	(217)
Loss on note receivable	—	—	1,507	—
Loss on early extinguishment of debt	—	—	—	6,702
Interest expense	1,229	688	4,548	3,746
Loss on disposal of property, equipment and other assets	21	87	57	192
Impairment of property and equipment	30,211	—	67,776	—
Impairment of goodwill	—	51,500	—	51,500
Amortization	8	867	32	891
Depreciation	6,277	6,305	26,895	22,818
Pre-opening expenses	—	2,223	866	3,563
Share-based compensation expense	772	322	3,151	2,390
Professional fees for strategic plans	2,590	—	4,025	—
DSH and Medicaid adjustments	—	1,478	—	4,543
Professional fees for internal assessment	—	—	—	1,106
Stent procedure penalty	—	—	—	840
Other non-recurring items	(261)	—	(261)	—
Severance expense	—	—	—	360

Adjusted EBITDA	$9,117	$8,166	$32,619	$46,734

The following table reconciles MedCath Corporation’s diluted loss per share from continuing operations, net of taxes attributable to MedCath Corporations common stockholders as derived directly from MedCath’s consolidated financial statements to Adjusted diluted earnings per share from continuing operations for the three and twelve months ended September 30, 2010 and 2009.

	Three Months Ended		Twelve Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

Diluted loss per share	$(1.26)	$(2.70)	$(2.59)	$(2.62)
Add:
Impairment of property and equipment	0.92	—	2.15	—
Impairment of goodwill	—	2.61	—	2.61
Loss on note receivable	—	—	0.05	—
DSH and Medicaid adjustments	—	0.04	—	0.13
Termination of management contract	—	0.03	—	0.03
Professional fees for strategic plans	0.08	—	0.13	—
Professional fees for internal assessments	—	—	—	0.03
Severance expense	—	—	—	0.01
Loss on early extinguishment of debt	—	—	—	0.22
Other non-recurring items	(0.01)	—	0.03	—
Non-cash minority interest	0.15	—	0.15	—
Tax valuation	0.14	—	0.14	—
Share-based compensation expense	0.02	0.01	0.10	0.08
Pre-opening expense	—	0.05	0.02	0.09

Adjusted diluted earnings per share	$0.04	$0.04	$0.18	$0.58